[GRAPHIC OMITTED]                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO             383 Madison Avenue
GENEVA o HONG KONG                                        New York, N.Y. 10179
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

                              NEW ISSUE TERM SHEET


                           $223,892,901 (Approximate)
                        CLASS A AND CLASS M CERTIFICATES

                   MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2002-SL1

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                           RAMP SERIES 2002-SL1 TRUST
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer


                                  MAY 22, 2002

--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO            383 Madison Avenue
FRANKFORT o GENEVA o HONG KONG                           New York, N.Y. 10179
LONDON o PARIS o TOKYO              (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING CORPORATION
RAMP 2002-SL1
Computational Materials: Preliminary Term Sheet


CHARACTERISTICS OF THE CERTIFICATES (A), (B), (C)

FIXED RATE:  LOAN GROUP I CERTIFICATES


---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------
                                                                       PRINCIPAL
              ORIGINAL  PCT OF  INITIAL           PASS-THROUWAL TO     LOCKOUT/              EXPECTED
CLASS        PRINCIPAL   LOAN    SUB.     BOND      RATE    MATURITY    WINDOW      LEGAL     RATINGS
               BALANCE  GROUP     %       TYPE              (YEARS)    (MONTHS)     FINAL   (S&P/FITCH)
---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------

  A-I-1    $122,547,161  86.31    1.50  SNR/SEQ    7.00%      1.17       0 / 39    6/25/32  AAA / AAA
  A-I-2      3,000,000    2.11    1.50  SNR/SEQ    7.00%      3.44       38 / 5    6/25/32  AAA / AAA
  A-I-3     14,197,929   10.00    1.50  SNR/NAS    7.00%      4.81     42 / 241    6/25/32  AAA / AAA
  A-I-IO           (D)  100.00    1.50  SNR/IO       (E)    1.44(F)         N/A    6/25/32  AAA/AAA
  A-I-PO       104,513    0.07    1.50  SNR/PO     0.00%      1.67      0 / 253    6/25/32  AAA/AAA
  M-I-1        993,855    0.70    0.80  MEZZ       7.00%      7.43      0 / 286    6/25/32  AA / --
  M-I-2        567,917    0.40    0.40  MEZZ       7.00%      7.43      0 / 283    6/25/32  A / --
  M-I-3        141,979    0.10    0.30  MEZZ       7.00%      7.43      0 / 283    6/25/32  BBB / --
  B-I-1        141,979    0.10    0.20  SUB        7.00%      7.43      0 / 283    6/25/32  BB / --
  B-I-2        141,979    0.10    0.10  SUB        7.00%      7.43      0 / 283    6/25/32  B/--
  B-I-3        141,979    0.10      --  SUB        7.00%      7.43      0 / 283    6/25/32  -- / --
---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------
           $141,979,293
TOTAL
---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------


ADJUSTABLE RATE: LOAN GROUP II CERTIFICATES

---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------

                                     INITIAL
              ORIGINAL  PCT OF  INITIAL           PASS-THROUWAL TO                           EXPECTED
CLASS        PRINCIPAL   LOAN    SUB.     BOND      RATE    MATURITY                LEGAL     RATINGS
               BALANCE  GROUP     %       TYPE               (YRS)       INDEX      FINAL   (S&P/FITCH)
                                                                      ------------ --------
---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------

  A-II-1    $3,968,919    4.80    2.00  SNR/PT     4.89%      1.78       6m UST    6/25/32  AAA / AAA
  A-II-2    10,373,186   12.54    2.00  SNR/PT     5.34%      1.85         COFI    6/25/32  AAA / AAA
  A-II-3    23,150,450   27.99    2.00  SNR/PT     7.52%      1.89     6m LIBOR    6/25/32  AAA / AAA
  A-II-4    43,564,960   52.67    2.00  SNR/PT     6.44%      1.87      1yr UST    6/25/32  AAA / AAA
  M-II-1       744,406    0.90    1.10  MEZZ       6.53%      3.80       Adj.      6/25/32  -- / AA
                                                                           Rate
  M-II-2       289,491    0.35    0.75  MEZZ       6.53%      3.80      Adj. Rate  6/25/32  - - / A
  M-II-3       248,135    0.30    0.45  MEZZ       6.53%      3.80       Adj.      6/25/32  -- / BBB
                                                                         Rate
  B-II-1       165,424    0.20    0.25  SUB        6.53%      3.80       Adj.      6/25/32  -- / BB
                                                                         Rate
  B-II-2        82,712    0.10    0.15  SUB        6.53%      3.80         Adj.    6/25/32  -- / B
                                                                      Rate
  B-II-3       124,068    0.15      --  SUB        6.53%      3.80       Adj.      6/25/32  -- / --
                                                                         Rate
---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------
           $82,711,751
TOTAL
---------- ------------ ------- ------- --------- --------- --------- ------------ -------- ------------

NOTES:

(A)    The principal balance of each Class of Certificates is subject to a 10% variance.
(B)    Pricing Prepayment Speed Assumption: 45% CPR (Loan Group I); 40% CPR (Loan Group II).
(C)    Each Certificate is priced to the 10% clean-up call of the related Loan Group.
(D)    The notional  principal balance will be equal to the aggregate  principal balance of Loan
       Group I (initially, $141,979,293).
(E)    The  pass-through  rate of the Class A-I-IO  Certificates is equal to the weighted  average of the pool strip rates on the Group I mortgage  loans.
       The pool strip rate on these  mortgage  loans is equal to the related net mortgage  rate minus 7.00% per annum,  but not less than 0.00% per annum.
       The initial  pass-through rate of the Class A-I-IO Certificates is 1.096%
       per annum.
(F)    Duration.


--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE MORTGAGE LOANS

 - The mortgage loans are conventional, one- to four- family mortgage loans secured by first liens on residential properties.
 - Loan Group I will consist of approximately 737 fixed-rate mortgage loans (the "Fixed Rate Mortgage Loans") with an aggregate principal balance of approximately $141,979,293 as of the Statistical Calculation Date, a weighted average age of 87 months, a weighted average current credit score of 703 and a weighted average original LTV ratio of 74.17%.
 - Loan Group II will consist of approximately 596 adjustable-rate mortgage loans (the "Adjustable Rate Mortgage Loans") with an aggregate principal balance of approximately $82,711,751 as of the Statistical Calculation Date, a weighted average age of 108 months, a weighted average current credit score of 674 and a weighted average original LTV ratio of 77.00%.
 - The collateral information presented herein is as of the Statistical Calculation Date (May 1, 2002).


THE STRUCTURE

 The Group I Certificates will have a senior/subordinate structure. The Group II Certificates will have a senior/subordinate structure. On each distribution date, amounts available to make distributions will be applied in the order of priority to interest on the interest bearing classes of senior certificates; to principal of the classes of senior certificates in an amount and order described below and to interest on and then principal of each class of mezzanine and subordinate certificates in order of their class designations.



--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

ISSUER: RAMP Series 2002-SL1 Trust (the "Trust")

DEPOSITOR: Residential Asset Mortgage Products, Inc., an affiliate of RFC.

MASTER SERVICER:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC"), an indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

TRUSTEE: JPMorgan Chase Bank

UNDERWRITER: Bear, Stearns & Co. Inc.

THE  CERTIFICATES: The Trust will issue several classes of Certificates (namely,
     (i) the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-IO, Class A-I-PO, Class M-I-1, Class M-I-2, Class M-I-3, Class B-I-1, Class B-I-2 and Class B-I-3 Certificates (collectively, the "Group I Certificates"), and (ii) the Class A-II-1, Class A-II-2, Class A-II-3, Class A-II-4, Class M-II-1, Class M-II-2, Class M-II-3, Class B-II-1, Class B-II-2 and Class B-II-3 Certificates (collectively, the "Group II Certificates", and, together with the Group I Certificates, the "Certificates")) and multiple residual certificates (the "Class R Certificates").

CLASSA CERTIFICATES:  The Class A-I-1,  Class A-I-2,  Class A-I-3, Class A-I-IO,
     Class A-I-PO, Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates.

CLASSM CERTIFICATES:  The Class M-I-1,  Class M-I-2,  Class M-I-3, Class M-II-1,
     Class M-II-2 and Class M-II-3 Certificates.

CLASSB CERTIFICATES:  The Class B-I-1,  Class B-I-2,  Class B-I-3, Class B-II-1,
     Class B-II-2 and Class B-II-3 Certificates.

SENIOR CERTIFICATES: The Class A Certificates and Class R Certificates.

OFFERING: The Class A, Class R and Class M Certificates will be offered publicly.

FORM OF REGISTRATION: The Class A and Class M Certificates will be registered in book-entry form, same day funds through DTC.


--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATISTICAL CALCULATION DATE:       As of May 1, 2002.

CUT-OFF DATE:                       As of June 1, 2002.

SETTLEMENT DATE:                    On or about June 20, 2002.

DISTRIBUTION DATE: The 25th day of each month (or the next succeeding business day), commencing July 25, 2002.

INTEREST DISTRIBUTIONS: Holders of each class of Senior Certificates (other than the Class A-I-PO Certificates) will be entitled to receive interest distributions from the related loan group in an amount generally equal to one month's interest at the related pass-through rate on such class on each distribution date, to the extent of funds available for such distribution date from the related loan group. Holders of each class of Class M and Class B Certificates will be entitled to receive interest distributions from the related loan group in an amount generally equal to one month's interest at the related pass-through rate on such class on each distribution date, to the extent of funds available, after distribution of interest and principal to the related Senior Certificates and distributions of interest and principal to any class of related Class M and Class B Certificates entitled to such distributions having a higher payment priority. Shortfalls in interest will be allocated to the Certificates as provided in the prospectus supplement.

PRINCIPAL DISTRIBUTIONS: Holders of each class of Senior Certificates (other than the Class A-I-IO Certificates) will be entitled to receive principal distributions from the related loan group to the extent of funds available after payment of interest to such Senior Certificates. Holders of the Class M and Class B Certificates will be entitled to receive payments of principal to the extent of funds available from the related loan group after payments of interest and principal to the related Senior Certificates and any class of Class M and Class B Certificates with a higher payment priority, and after payments of interest to that class of Class M and Class B Certificates.

     Payments of principal will be made in the order and priority set forth in the prospectus supplement.

--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SHIFTING INTEREST: The Senior Certificates related to Loan Group I will be entitled to receive 100% of the unscheduled principal payments on the related Mortgage Loans for the first seven years after the cut-off date, and a greater than pro rata portion of principal payments for the next four years, subject to the loss and delinquency tests in the prospectus supplement.

     The Senior Certificates related to Loan Group II will be entitled to receive 100% of the unscheduled principal payments on the related Mortgage Loans for the first seven years after the cut-off date, and a greater than pro rata portion of principal payments for the next four years, subject to the loss and delinquency tests in the prospectus supplement.

     All mortgagor prepayments not otherwise distributable to the Senior Certificates will be allocated on a pro rata basis among the class of related Class M Certificates with the highest payment priority then outstanding and each other related class of Class M Certificates and related Class B Certificates for which certain loss levels established for that class in the pooling and servicing agreement have not been exceeded. The related loss level on any distribution date would be satisfied as to any Class M-2, Class M-3 or Class B Certificates, respectively, only if the sum of the current percentage interests in the loan group evidenced by that class and each related class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the loan group evidenced by that class and each related class, if any, subordinate thereto.

LOCKOUT AMOUNT:  On each  distribution  date, the Class A-I-3  Certificates (the
     "Lockout Certificates") will be entitled to principal payments equal to the sum of the following amounts:

(A) the Lockout Scheduled Percentage of the Class A-I-3 Certificates' pro rata share of scheduled principal collections allocable to the Senior Certificates which are Group I Certificates (other than the Class A-I-PO Certificates);

(B) the Lockout Prepayment Percentage of the Lockout Certificates' pro rata share of prepayments of principal allocable to the Senior Certificates which are Group I Certificates (other than the Class A-I-PO Certificates).

     The "Lockout Scheduled Percentage" for any distribution date occurring prior to the June 2007 distribution date is 0%; and for any subsequent distribution date, 100%.



--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     The "Lockout Prepayment Percentage" for any distribution date occurring prior to the June 2007 distribution date is 0%; and for any subsequent distribution date, a percentage determined as follows: 30%, 40%, 60%, 80% and 100%, for years six, seven, eight, nine and thereafter, respectively.

ALLOCATION  OF  LOSSES:  The  subordination  will  be  provided  to  the  Senior
     Certificates by the related Class B Certificates and related Class M Certificates and to each class of Class M Certificates by the related Class B Certificates and by any class of related Class M Certificates subordinate thereto will cover Realized Losses on the related mortgage loans except as provided in the prospectus supplement.

     The subordination will be provided to the Class B Certificates by any class of related Class B Certificates subordinate thereto, which will cover Realized Losses on the related mortgage loans except as provided in the private placement memorandum.

     Special Hazard Losses between Loan Group I and Loan Group II will be cross-collateralized, as described more fully in the prospectus supplement.

ADVANCING: The Master Servicer will be obligated to advance delinquent scheduled payments of principal and interest through the liquidation of REO or until deemed unrecoverable.

COMPENSATING INTEREST: The Master Servicer will be required to cover interest shortfalls for each loan group as a result of principal prepayments in full up to the lesser of (a) one-twelfth of 0.125% and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date for that loan group.

OPTIONAL  TERMINATION:  The Master Servicer may, at its option,  effect an early redemption or termination of either group of certificates on the distribution date on which the aggregate principal balance of the related loan group after giving effect to principal payments on such distribution date, declines to 10% or less of the original principal balance of the related loan group (the "Optional Call Date").

TAX STATUS: The Trust will be established as two or more REMICs for tax purposes.

ERISAELIGIBILITY: The Class A and Class M Certificates are expected to be eligible for benefit plans that are subject to ERISA.


--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

SMMEATREATMENT: The Class A, Class R and Class M Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


-----------------------------------------------------------------------------
 LOAN GROUP                                   I                 II
                                           FIXED                ARM
-----------------------------------------------------------------------------
 Current Pool Balance (5/1/02)               $ 141,979,293      $ 82,711,751
 Original Average Balance                        $ 219,537         $ 166,778
 Current Average Balance                         $ 192,645         $ 138,778
 Loan Count                                            737               596
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 WA Mortgage Rate
                                                    8.425%            6.927%
 Range of Mortgage Rates                          6.625% -  4.520% - 12.600%
                                     15.990%
 WA Remaining Term (months)
                                                       269               255
 WA Age (months)
                                                        87               108
 WA Original Term (months)
                                                       356               363
-----------------------------------------------------------------------------
 Balloon / Non-Balloon                      0.86% / 99.14%   0.00% / 100.00%
 Negative Amortization                                  --            11.35%
 First Lien / Second Lien                   99.90% / 0.10%   100.00% / 0.00%
-----------------------------------------------------------------------------
 CREDIT SCORE
   Weighted Average
                                                       703               674
   Up to 599                                        10.80%            20.72%
   600 to 639                                       11.04%            12.22%
   640 to 679                                       12.63%            12.73%
   680 to 719                                       17.30%            18.41%
   720 to 759                                       19.37%            13.98%
   760 to 799                                       25.21%            14.52%
   800 and above                                     3.64%             2.05%
   Not Available                                        --             5.37%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  Months To Roll (months)                               --                 6
  WA Margin                                             --
                                                                       3.05%
  WA Minimum Rate                                       --             3.52%
  WA Maximum Rate                                       --
                                                                      13.05%
  WA Reset Frequency (months)                           --                 9
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 INDEX
  1 Year Treasury                                       --            53.75%
  6 Month LIBOR                                         --            28.56%
  COFI                                                  --            12.80%
  6 Month Treasury                                      --             4.90%
-----------------------------------------------------------------------------
 ORIGINAL LTV
  Weighted Average                                  74.17%            77.00%
  LTVs > 80%                                        14.98%            25.68%
  % of LTVs > 80% with MI                           89.81%            85.65%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 PREPAYMENT PENALTIES
   None/Expired                                    100.00%           100.00%
-----------------------------------------------------------------------------
------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

----------------------------------------------------------------------------
----------------------------------------------------------------------------
 LOAN GROUP                             I                      II
                                      FIXED                     ARM
----------------------------------------------------------------------------
PROPERTY TYPE
  Single Family Detached                      75.15%                 82.42%
  Low Rise Condominium                         3.21%                  7.47%
  PUD Detached                                18.85%                  7.03%
  PUD Attached                                 1.41%                  1.27%
  High Rise Condominium                        0.51%                  0.20%
  Mid Rise Condominium                         0.20%                  0.28%
  Townhouse                                    0.07%                  0.85%
  Leasehold                                    0.17%                  0.46%
  Coop                                         0.44%                     --
----------------------------------------------------------------------------
----------------------------------------------------------------------------
OCCUPANCY STATUS
  Owner Occupied                              97.50%                 95.09%
  Second Home                                  2.00%                  3.97%
  Non-Owner                                    0.49%                  0.94%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                           79.78%                 74.21%
 Limited Documentation                        20.22%                 25.79%
----------------------------------------------------------------------------
LOAN PURPOSE
 Purchase                                     53.97%                 60.52%
 Rate/Term Refinance                          31.69%                 25.16%
 Equity Refinance                             14.35%                 14.32%
----------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5% OF
TOTAL)
 California                                   39.92%                 50.06%
 New York                                     12.79%                  6.01%
 Florida                                       4.10%                  5.27%
 Texas                                         5.22%                  2.30%
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

-------------------------------------------------------------------------------------------
 ARM BY SUBGROUP                   1-YR. UST    6-MO. LIBOR       COFI        6-MO. UST
-------------------------------------------------------------------------------------------
 Current Pool Balance (5/1/02)     $44,454,041    $23,622,908   $10,584,884     $4,049,917
 Percent of ARM Pool                    53.75%         28.56%        12.80%          4.90%
 Original Average Balance             $172,667       $152,960      $223,064       $115,412
 Current Average Balance              $143,864       $134,988      $179,405        $76,414
 Loan Count                                309            175            59             53
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 WA Mortgage Rate                       6.811%         7.936%        5.772%         5.342%
 Range of Mortgage Rates         5.250%-11.875%6.500%-12.600% 5.073%-7.125%  4.520%-7.375%
 WA Remaining Term (months)                258            273           232            174
 WA Age (months)                           102             87           146            195
 WA Original Term (months)                 360            360           377            369
-------------------------------------------------------------------------------------------
 Balloon / Non-Balloon           0.00%/100.00%  0.00%/100.00% 0.00%/100.00%  0.00%/100.00%
 Negative Amortization                       -              -        61.24%         71.76%
 First Lien / Second Lien        100.00%/0.00%  100.00%/0.00% 100.00%/0.00%  100.00%/0.00%
-------------------------------------------------------------------------------------------
 CREDIT SCORE
   Weighted Average                        679            650           703            694
   Up to 599                            19.59%         28.81%        12.46%         20.71%
   600 to 639                           12.57%         15.83%         4.38%         12.22%
   640 to 679                            9.62%         18.42%        14.22%         12.74%
   680 to 719                           18.79%         16.18%        23.23%         18.41%
   720 to 759                           16.90%          7.76%        14.77%         13.98%
   760 to 799                           15.67%         10.34%        18.82%         14.53%
   800 and above                         1.61%          2.35%         3.40%          2.05%
   Not Available                         5.26%          0.31%         8.72%          5.37%
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 Months To Roll                              8              4             3              2
 WA Margin                               3.01%          3.47%         2.43%          2.70%
 WA Minimum Rate                         3.31%          4.16%         3.27%          2.84%
 WA Maximum Rate                        12.81%         13.04%        13.35%         14.96%
 WA Reset Frequency (months)                12              6             3              2
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
 ORIGINAL LTV
  Weighted Average                      75.84%         78.60%        78.08%         77.48%
  LTVs > 80%                            21.41%         30.87%        34.32%         19.66%
  % of LTVs > 80% with MI               93.29%         66.96%          100%           100%
-------------------------------------------------------------------------------------------
 PREPAYMENT PENALTIES
   None/Expired                           100%           100%          100%           100%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


-------------------------------------------------------------------------------------------
ARM BY SUBGROUP                    1-YR. UST    6-MO. LIBOR       COFI        6-MO. UST
-------------------------------------------------------------------------------------------
PROPERTY TYPE
  Single Family Detached                83.60%         80.41%        84.04%         77.06%
  Low Rise Condominium                   5.87%          7.87%        10.43%         15.07%
  PUD Detached                           5.86%         10.60%         3.66%          7.87%
  PUD Attached                           1.75%          0.33%         1.86%             --
  High Rise Condominium                  0.38%             --            --             --
  Mid Rise Condominium                   0.52%             --            --             --
  Townhouse                              1.16%          0.79%            --             --
  Leasehold                              0.86%             --            --             --
  Co-op                                     --             --            --             --
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
OCCUPANCY STATUS
  Owner Occupied                        94.65%         93.39%        99.30%         98.75%
  Second Home                            4.17%          5.53%         0.70%          1.25%
  Non-Owner                              1.18%          1.09%            --             --
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                     70.88%         76.12%        77.14%         91.87%
 Limited Documentation                  29.12%         23.88%        22.86%          8.13%
-------------------------------------------------------------------------------------------
LOAN PURPOSE
 Purchase                               59.26%         45.29%        90.47%         84.99%
 Rate/Term Refinance                    24.54%         40.30%         2.16%          3.66%
 Equity Refinance                       16.20%         14.40%         7.37%         11.35%
-------------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION
(> 5% OF TOTAL)
 California                             30.96%         61.70%        93.80%         77.54%
 Pennsylvania                            1.51%          0.36%            --          8.13%
 New York                               10.38%          1.51%            --             --
 Illinois                                3.75%          1.44%            --             --
 New Jersey                              6.48%          3.44%         0.68%          4.91%
 Nevada                                  1.12%          6.13%            --             --
 Florida                                 7.34%          2.28%         2.26%          7.87%
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

***********************************************************************
Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
***********************************************************************